Overview of GCA Corporation Transaction August 2021 Exhibit 99.2

GCA Corporation Overview Founded in 2004, GCA Corporation (“GCA” or the “Company”) is a global technology-focused investment bank providing M&A advisory and capital markets advisory services in Europe, Japan/Asia, and North America. The Company is publicly traded on the Tokyo Stock Exchange with a market capitalization of approximately $428 million as of August 2, 2021. As of June 30, 2021, GCA employs more than 500 employees in 24 locations around the globe. GCA is forecasting CY2021 revenues¹ of approximately $355 million. Approximately 68% of YTD June 30, 2021 revenues are in the technology and related sectors. Houlihan Lokey | 2 San Francisco New York Tel Aviv Mumbai Fukuoka Tokyo Nagoya Kyoto Osaka Shanghai Ho Chi Minh City Singapore New Delhi Birmingham Frankfurt Lausanne Leeds London Manchester Milan Munich Paris Stockholm Zurich Office Locations Note: Per GCA’s website, public financials, and CapitalIQ. Figures converted from JPY to USD using exchange rate of ¥110 to $1. 1. Based on GCA’s non-GAAP public disclosure in Tokyo on August 3, 2021.

The majority of GCA’s engagements are sell-side M&A. GCA is Technology-Oriented, Global, and Sell-Side Focused Houlihan Lokey | 3 GCA is strategically focused on technology, specifically digital, software, and related sectors. GCA’s global platform results in significant cross-border activity. The Company generates revenues across the globe. Source: Per GCA’s public financials.

Financial Results Houlihan Lokey | 4 ($ in millions) GCA HLI CY 2018 CY 2019 CY 2020 YTD Q2 2021 CY 2021E ¹ FY 2021 Adj.² Revenues $243 $214 $198 $170 $355 $1,525 Expenses Compensation 162 142 134 123 -- 953 Non-Compensation 45 41 39 23 -- 140 Total Expenses 208 183 173 146 305 1,093 Operating Profit $35 $31 $25 $24 $50 433 Net Income $26 $21 $16 $17 $34 $317 Operating Ratios Compensation Ratio 66.9% 66.2% 67.9% 72.5% -- 62.5% Non-Compensation Ratio 18.7% 19.3% 19.7% 13.2% -- 9.1% Operating Margin 14.4% 14.5% 12.4% 14.3% 14.1% 28.4% Key Performance Metrics GCA HLI CF Number of Transactions 145 165 160 133 -- 360 Revenue Per Closed Transaction $1.7 $1.3 $1.2 $1.3 -- $2.2 Note: Per GCA’s website and public financials. Based on non-GAAP metrics converted from JPY to USD using exchange rate of ¥110 to $1. Figures may not sum due to rounding. Based on GCA’s non-GAAP public disclosure in Tokyo on August 3, 2021. Adjusted figures represent non-GAAP information. For an explanation of the adjustments and reconciliation to the comparable GAAP numbers, please see our 8-K filed May 12, 2021, which includes our fourth quarter and fiscal year ended March 31, 2021 earnings release.

GCA’s corporate culture, and the nature of its business, is highly complementary with Houlihan Lokey’s Corporate Finance Group. This complementary fit is paramount to effectively integrating the two companies, enhancing the services we offer our clients, and maintaining our continued success. GCA addresses an important gap in our technology coverage, and positions us as a leading global technology investment banking firm, capable of offering a wide range of sector expertise to our clients. We believe expanding our technology capabilities is critical to meeting the needs of our clients, as technology increasingly touches every business sector. GCA brings a strong platform in the Asia Pacific region, which meaningfully increases our presence there, and allows us to begin to reach for scale and serve clients in this rapidly growing part of the world. GCA is a highly complementary fit, consistent with the types of transactions we have been doing for over a decade. GCA complements Houlihan Lokey by bringing: A management team and firm culture that are a strong fit with Houlihan Lokey; Industry presence and expertise that positions us to better serve our clients around the world; Growth to our core industry groups outside of our predominately US presence; and Expansion in the mid-cap space with room to grow transaction sizes and fees as the combined company takes advantage of a larger platform. This acquisition is projected to be accretive to Houlihan Lokey’s EPS. Rationale for Combination of Business Houlihan Lokey |

Houlihan Lokey | 6 Financial Summary of Transaction (in millions, except share-related) JPY USD Consideration Per Share ¥1,380 $12.55 Purchase Price ¹ ¥65,026 $591 CY 2021E Revenues ² ¥39,000 $355 CY 2021E Net Income ² ¥3,750 $34 Implied Purchase Price Multiples Purchase Price / Revenues 1.7x 1.7x Purchase Price / Net Income 17.3x 17.3x Note: Where applicable, USD figures converted to YEN using exchange rate of $1 to ¥110. 1. Calculation reflects netting out of exercise prices due upon conversion of options and RSUs, and assumes net zero impact of excess cash and debt. 2. Based on GCA’s public disclosure in Tokyo on August 3, 2021. Forecast is non-GAAP. Summarized below are the Purchase Price and Revenue multiple. Houlihan Lokey is acquiring GCA for a purchase price of approximately $591 million, paid for with cash on our balance sheet. The purchase price represents a multiple that is approximately 1.7x projected revenues for GCA, and is projected to be accretive to Houlihan Lokey’s EPS. As we have done with all previous acquisitions, GCA will integrate fully onto the Houlihan Lokey platform.

Houlihan Lokey | 7 Tender Offer Bid Process and Timeline The Tender Offer Bid will launch in Tokyo on August 4th. Houlihan Lokey currently expects the tender offer to remain open for 36 business days. Once it closes, the Tender Offer would settle on the 5th business day. The minimum percentage required to consummate the tender offer is 2/3rds of the voting stake represented in outstanding shares and stock options. Once the tender offer closes, GCA will be fully consolidated into Houlihan Lokey’s financial results. Any GCA shares not tendered in the tender offer are subject to purchase through a second-step process at the same price as the tender offer bid price per share. Tender Offer Period Targeted 36 Business Days October to December 2021 September 2021 August 2021 October to December 2021 – Second-Step¹ Process for Remaining Shares August 4th Launch Tender Offer in Tokyo October 4th Targeted End of Tender Offer Period and Settlement Process is estimated to be ~2-2.5 months to complete. Once complete, Houlihan Lokey would then own 100% of GCA. 1. If Houlihan Lokey is able to obtain 90% or more of the shares outstanding, a shorter process to cash out the remaining minority shareholders could occur. If that were to happen, the second-step process can potentially be truncated to 20 calendar days.

Forward Looking Information This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation may be forward-looking statements. The words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other important factors (including the significant effect that the COVID-19 pandemic has had on our business and is suspected to continue to have), that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from expectations are disclosed under the “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” sections of our annual report on Form 10-K for the year ended March 31, 2021, and subsequent filings with the Securities and Exchange Commission (the “SEC”). All written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of these risks and uncertainties. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements in this presentation are made only as of the date hereof. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Houlihan Lokey | 8 Non-GAAP Financial Measures Adjusted pre-tax income, adjusted net income, total and on a per share basis, and certain adjusted items used to determine adjusted net income, are presented and discussed in this presentation and are non-GAAP measures that management believes, when presented together with comparable GAAP measures, are useful to investors in understanding the Company’s operating results. These adjusted items remove the significant accounting impact of one-time or non-recurring charges associated with the Company’s one-time/non-recurring matters, as set forth in the tables at the end of this presentation. The adjusted items included in this presentation as calculated by the Company are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these adjusted amounts are not a measurement of financial performance or liquidity under GAAP and should not be considered as an alternative to the Company’s financial information determined under GAAP. For a description of the Company’s use of these adjusted items and a reconciliation with comparable GAAP items, see the section of this presentation titled “Reconciliation of GAAP to Adjusted Financial Information.” Please refer to our financial statements, prepared in accordance with GAAP, for purposes of evaluating our financial condition, results of operations, and cash flows. Disclaimers

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